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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to

                             Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): October 9, 2001

                              --------------------

                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

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

            MASSACHUSETTS                              0-10824                              04-2297484

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)
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                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)


                                 (781) 398-2300

               (Registrant's Telephone number including area code)

                              --------------------


                               PAGE 1 OF 4 PAGES.


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Item 5.   OTHER EVENTS

         On October 9, 2001, Genome Therapeutics Corp. issued a press release announcing that it has acquired the exclusive license in the United States and Canada for the novel antibiotic, Ramoplanin, from Biosearch Italia S.p.A. (Nuovo
Mercato: BIO.MI), a leading Italian biotechnology company focused on new antibiotics for treating infectious diseases caused by multi-resistant micro-organisms (bacteria and fungi). A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                               PAGE 2 OF 4 PAGES.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENOME THERAPEUTICS CORP.


                                             By /s/ Stephen Cohen
                                                -------------------------------
                                                Name:  Stephen Cohen
                                                Title: Chief Financial Officer

Date: October 9, 2001


                               PAGE 3 OF 4 PAGES.


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                                  EXHIBIT INDEX


99.1              Press Release dated October 9, 2001


                               PAGE 4 OF 4 PAGES.